PARNASSUS FUNDS®

QUARTERLY REPORT  ◾  MARCH 31, 2017

PARNASSUS FUNDS

Parnassus FundSM
Investor Shares	PARNX
Institutional Shares	PFPRX

Parnassus Core Equity FundSM
Investor Shares	PRBLX
Institutional Shares	PRILX

Parnassus Endeavor FundSM
Investor Shares	PARWX
Institutional Shares	PFPWX

Parnassus Mid Cap FundSM
Investor Shares	PARMX
Institutional Shares	PFPMX

Parnassus Asia FundSM
Investor Shares	PAFSX
Institutional Shares	PFPSX

Parnassus Fixed Income FundSM
Investor Shares	PRFIX
Institutional Shares	PFPLX

PARNASSUS FUNDS	Quarterly Report • Q1 2017

May 1, 2017

Dear Shareholder:

Despite my feeling that the market would move lower after a Trump victory, stocks have continued to race higher. Our four domestic equity funds all had attractive returns with the Parnassus Mid Cap Fund – Investor Shares up 5.33%, the Parnassus Fund – Investor Shares up 5.07%, the Parnassus Core Equity Fund – Investor Shares up 4.38% and the Parnassus Endeavor Fund – Investor Shares up 4.12%. Despite these solid returns, none of the Funds could keep up with the S&P 500, which gained 6.06% for the quarter. The Parnassus Mid Cap Fund, though, beat its benchmark, the Russell Midcap Index, which returned 5.15%. Although our funds did not beat the S&P 500 this quarter, we’re substantially ahead of the index for longer periods of time. See each individual fund reports for details.

This is the last time I will be writing this cover letter to you, since Ben Allen, our new President, will be taking over that duty starting next quarter. However, I will continue to write the quarterly report for the Parnassus Endeavor Fund. I will continue as chief executive of Parnassus Investments into the middle of 2018, when Ben will replace me as chief executive. I will, however, continue to manage the Parnassus Fund and Parnassus Endeavor Fund into the future, and I will also be available as an advisor to Ben. I can assure you that Parnassus Investments will be in good hands when Ben takes over. He has been with the firm for more than a decade and has been the co-manager of our largest fund, Parnassus Core Equity Fund.

I would like to suggest that you take a look at our website, Parnassus.com. All our reports are posted there and you’ll also find a lot of interesting news on the site. For example, you will find recent articles about the Parnassus Endeavor Fund from the New York Times, Bloomberg and Fortune magazine. We also have posted a new video giving the history and philosophy of Parnassus Investments. Please take a look when you have time. I think you’ll find it very interesting.

Finally, I regret to inform you that one of our Trustees, Jeanie Joe, died of a heart attack on March 22, the day after our Trustee meeting. It was certainly a shock to all of us at Parnassus, since Jeanie was a vital presence in her role as a Trustee. She was 69 years old, but seemed much younger. Jeanie had been a Trustee for almost 15 years, and at the time of her death, she was serving as the lead Trustee of the board. Her intelligence and warmth were important in providing guidance to the Funds. Jeanie leaves behind her two children, Steven and Katie Joe, and two grandchildren. Jeanie’s death was a great loss. We all will miss her deeply.

Yours truly,

Jerome L. Dodson

Chairman

Quarterly Report • Q1 2017	PARNASSUS FUNDS

PARNASSUS FUND

Ticker: Investor Shares - PARNX

Ticker: Institutional Shares - PFPRX

As of March 31, 2017, the net asset value (“NAV”) of the Parnassus Fund – Investor Shares was $47.25, resulting in a gain of 5.07% for the first quarter. This compares to a gain of 6.07% for the S&P 500 Index (“S&P 500”) and a gain of 5.47% for the Lipper Multi-Cap Core Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”).

Below is a table comparing the Parnassus Fund with the S&P 500 and the Lipper average over the past one-, three-, five- and ten-year periods. The Fund is ahead of the S&P 500 for the one-year, five-year and ten-year periods, but behind on the three-year period. We’re well ahead of the Lipper average for all time periods. Most striking is the ten-year number, where we have gained an average of 10.10% per year, which is 2.60% per year ahead of the S&P 500 and 3.81% per year ahead of the Lipper average.

Parnassus Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for period ended March 31, 2017

Parnassus Fund Investor Shares	20.58	9.94	14.55	10.10	0.86	0.86

Parnassus Fund Institutional Shares	20.74	10.04	14.61	10.13	0.71	0.71

S&P 500 Index	17.15	10.35	13.28	7.50	NA	NA

Lipper Multi-Cap Core Average	15.84	7.23	11.55	6.29	NA	NA

The average annual total return for the Parnassus Fund-Institutional Shares from commencement (April 30, 2015) was 8.33%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505.

Company Analysis

Eight companies each contributed 25 basis points (a basis point is 1/100th of one percent) or more to the Parnassus Fund’s return this quarter, while no company subtracted as much as 25 basis points. Our worst performer was Gilead Sciences, the biotechnology firm that makes therapies for HIV and hepatitis C, as its stock dropped 5.2% from $71.61 to $67.92, subtracting 20 basis points from the Fund’s return. Revenue declined again in the company’s hepatitis C (HCV) franchise, and investors were disappointed with management’s 2017 guidance. HCV sales are expected to fall by more than 40% due to lower new patient starts, continued pricing pressure, increased competition and a shorter duration of treatment. We added to our investment, because we think the stock is a bargain at the current valuation. Investors have become too pessimistic, as they are giving the company little credit for its robust cash flows, expanding HIV franchise, and strong drug pipeline.

Micron Technology was the Fund’s best performer for an impressive fourth consecutive quarter, adding 67 basis points to the return, as its stock soared 31.8% from $21.92 to $28.90. Micron makes two kinds of memory chips, DRAMs (dynamic random access memory) and NAND flash. Prices for both memory chips continue to rise, and the company expects its earnings to reach an all-time high next quarter. Micron has worked hard to move down the cost curve and qualify its products for higher-value uses, which has led to an amazing increase in earnings per share, from a loss of $0.05 only three quarters ago to next quarter’s forecasted gain of $1.50.

PARNASSUS FUNDS	Quarterly Report • Q1 2017

Allergan, a pharmaceutical company best known for developing Botox, increased the Fund’s return by 61 basis points as the stock jumped 13.8% from $210.01 to $238.92. The shares rose after the company reported better than expected earnings and provided an optimistic outlook for 2017. Allergan’s strong cash-pay businesses and recently launched products – such as Vraylar, a drug used to treat schizophrenia – continue to drive growth. During the quarter, Allergan extended its dominance in the aesthetics market by acquiring Zeltiq for $2.5 billion. Zeltiq’s CoolSculpting system is the #1 non-invasive fat reduction procedure in the U.S.

KLA-Tencor, a semiconductor equipment manufacturer, contributed 48 basis points to the Fund’s return, as its stock surged 20.8% from $78.68 to $95.07. KLA’s quarterly shipments, revenue and earnings all exceeded management’s guidance range, and bookings reached an all-time high. Continued investments in DRAMs and 3D NAND are driving demand for the company’s wafer inspection tools and measurement solutions.

Axalta Coating Systems is a leading paint provider for auto manufacturers, truck manufacturers and auto body shops. Its stock jumped on takeover speculation, rising 18.4% from $27.20 to $32.20 and boosting the Fund’s return by 41 basis points. In March, PPG, a competitor, made a takeover bid for rival Akzo Nobel. Akzo turned down the offer, but may respond by acquiring Axalta to fend off PPG. However, famed investor Warren Buffet already owns 10% of Axalta, and he may buy the rest to combine it with his Benjamin Moore Paints subsidiary. We don’t know who, if anyone, will become dancing partners, but we continue to hold our shares due to Axalta’s leading position in the high-margin coatings industry.

Auto insurer Progressive added 41 basis points to the Fund’s return, as its shares rose 10.4% from $35.50 to $39.18. Progressive’s stock climbed higher, as its underwriting profits rose, in sharp contrast to many peers who are struggling with the increase in distracted driving. Progressive’s Snapshot, a device that users plug into their car to monitor their driving, provides the company with the most precise and real-time data in the industry. This data allows Progressive to identify safe drivers and reward them with lower prices than other insurers can offer, while avoiding unsafe drivers who are unprofitable.

Pentair manufactures pumps, filters, valves and thermal solutions for the water and electrical markets. The company contributed 36 basis points to the Fund’s return, as its stock increased 12.0% from $56.07 to $62.78. While Pentair expects the challenging global industrial environment to continue through the year, it noted early signs of improvement in some of its markets. Management also hired a chief marketing officer and is instituting commercial excellence programs to accelerate its revenue growth.

Parnassus Fund as of March 31, 2017 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Patterson Companies, a leading dental and animal health distributor, climbed 10.2% from $41.03 to $45.23, adding 31 basis points to the Fund’s return. The stock rose after the company delivered better than expected earnings, driven by solid results in its companion animal distribution business. The stock moved higher again after several competitors indicated that demand for dental consumables is improving.

International Business Machines (IBM), one of the world’s largest providers of information technology solutions and services, rose 4.9% from $165.99 to $174.14, contributing 27 basis points to the Fund’s return. Robust demand for its analytics and cloud software drove better than expected earnings. The company also saw growth rebound in China, aided by an increase in large mainframe upgrade deals with Chinese banks.

Quarterly Report • Q1 2017	PARNASSUS FUNDS

Outlook and Strategy

The S&P 500 continued its march higher in the first quarter, as investors’ enthusiasm around the strong U.S. economy was bolstered by the Trump administration’s pro-business policies, namely tax reductions, infrastructure spending and financial deregulation. However, the failed healthcare reform bill is a reminder that Trump is an inexperienced politician, and he may not be able to accomplish all of his goals. This could increase the stock market’s volatility.

We’re not political experts, and we don’t know what’s happening behind closed doors in Washington. Instead, we focus on building a portfolio of socially responsible businesses with good prospects, low debt levels and attractive valuations that are well-positioned to outperform in any environment.

This quarter, we did some spring cleaning and reduced our exposure to the semiconductor sector. Semiconductors are highly cyclical, and while everything looks good now, the sector’s all-time high revenue has prompted our contrarian instincts. Applied Materials and Micron were our two biggest winners over the past year, so it should come as no surprise that value investors like ourselves took profits after such huge gains. We sold Qualcomm after the company was sued by the Korea Fair Trade Commission, the U.S. Free Trade Commission and its largest customer, Apple. We believe these lawsuits could threaten the long-term viability of Qualcomm’s licensing business. We’re holding onto chip giant Intel, due to its broadly diversified portfolio and leading-edge technology, and semiconductor equipment manufacturer KLA-Tencor, because its process-control equipment is increasing in importance as chips get smaller and defects become harder to find.

With the market at all-time highs, it’s difficult to find undervalued stocks with attractive prospects. However, we uncovered a few that we believe are hidden gems. Our first new addition is Novartis, the Swiss pharmaceutical giant. Management is focused on turning around Alcon, its leading eye care franchise, whose sales have been soft the past few years. We recently met with Mike Ball, the CEO of Alcon, and we’re impressed with his vision to reinvigorate this great business. Meanwhile, investors are giving the company little credit for its enviable portfolio of innovative therapies that should drive revenue growth, including Entresto, an exciting new treatment that provides hope for chronic heart failure patients.

The second stock we added was Cognizant, the information technology (IT) consultant. The company’s revenue grew at an amazing 30% annualized rate between 2005 and 2015, as technology transformed business models in its focus areas of financial services and health care. Over the past year, growth has slowed to an 8%-10% range, as some IT projects have shifted to data centers and the cloud, while banks and health insurers have reduced spending due to regulatory uncertainty. Even if Cognizant grows at a high single-digit clip, we believe our upside is significant due to management’s newfound focus on increasing margins and returning cash to shareholders.

We believe these portfolio changes leave the Fund well positioned for the future, and we hope to write about Novartis and Cognizant as winners in future reports.

Yours truly,

Jerome L. Dodson Lead Portfolio Manager	Robert J. Klaber Portfolio Manager	Ian E. Sexsmith Portfolio Manager

PARNASSUS FUNDS	Quarterly Report • Q1 2017

PARNASSUS CORE EQUITY FUND

Ticker: Investor Shares - PRBLX

Ticker: Institutional Shares - PRILX

As of March 31, 2017, the NAV of the Parnassus Core Equity Fund – Investor Shares was $40.89. After taking dividends into account, the total return for the first quarter was 4.38%. This compares to increases of 6.06% for the S&P 500 Index (“S&P 500”) and 3.87% for the Lipper Equity Income Fund Average, which represents the average return of the equity income funds followed by Lipper (“Lipper average”). We earned less than the S&P 500, but we beat the Lipper average.

Below is a table that summarizes the performance of the Fund, the S&P 500 and the Lipper average. The returns are for the one-, three-, five- and ten-year periods ended March 31, 2017.

Parnassus Core Equity Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for period ended March 31, 2017

Parnassus Core Equity Fund Investor Shares	12.33	9.19	13.53	9.57	0.87	0.87

Parnassus Core Equity Fund Institutional Shares	12.54	9.40	13.73	9.78	0.66	0.66

S&P 500 Index	17.15	10.35	13.28	7.50	NA	NA

Lipper Equity Income Fund Average	14.98	7.05	10.44	6.12	NA	NA

The average annual total return for the Parnassus Core Equity Fund-Institutional Shares from commencement (April 28, 2006) was 9.99%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Core Equity Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505.

First Quarter Review

The first quarter saw a continuation of last year’s stock market rally. The S&P 500 gained 6.06%, after posting a return of 11.94% for 2016. Technology stocks led the charge, with the group soaring 12.57% in the first quarter. For the same period, the Fund posted a return of 4.38%. Normally we’d be delighted with such a strong result, but unfortunately our gain was 168 basis points below that of the index (a basis point is 1/100th of one percent). A silver lining is that we outpaced our Lipper peer group by 51 basis points.

Sector allocations helped our performance relative to the index. The most positive impacts came from our underweight positions in Energy and Telecom Services, the two worst performing groups in the S&P 500. There were no significant negative allocation effects.

Unfortunately, poor stock selection overwhelmed the benefits accrued from our sector weightings. Gilead Sciences, the company that makes drugs to treat HIV and cure hepatitis C (HCV), was our biggest loser for the quarter. The stock subtracted 19 basis points from the Fund’s return as it dropped 5.2% from $71.61 to $67.92. Gilead’s most recent quarterly results followed a weak trend that began last year, with continued revenue declines for the HCV business. In addition, management’s annual guidance for the franchise came in below expectations. Gilead now expects HCV sales to fall by more than 40% in 2017 and company-wide product sales to slump by over 20%. The reasons for this sales drop are as follows: fewer new patient starts, pricing pressure, increased competition and a shorter average duration of treatment. We are holding on to our investment in Gilead because we think the stock is a bargain at the current valuation. The qualities we like about this investment include Gilead’s high level of cash flow, its growing HIV franchise, the potential of its drug pipeline and its terrific employees.

Quarterly Report • Q1 2017	PARNASSUS FUNDS

United Parcel Service reduced the Fund’s return by 19 basis points, as it dropped 6.4% from $114.64 to $107.30. Fourth quarter earnings came in below expectations as a greater than expected shift to business-to-consumer (B2C) shipping volume led to weak company-wide profit margins. B2C volume has less favorable economics, because there are many fewer packages per stop for residential deliveries than for business-to-business (B2B) deliveries. Investors were also concerned about the impact on cash flows of a plan to increase capital expenditures. These investments are meant to lower network costs and increase capacity to better handle the rapid growth of e-commerce.

Compass Minerals, a leading provider of salt for road safety and minerals for plant nutrition, fell 13.4% in first quarter from $78.35 to $67.85, trimming 14 basis points from the Fund’s return. Higher than average temperatures across the Midwest depressed demand for de-icing salt during the first quarter. In addition, management expects the plant nutrition business to face a challenging year in 2017 due to a weak North American agricultural market.

Apple was our biggest winner as it soared 24.0% from $115.82 to $143.66, increasing the Fund’s return by 96 basis points. The company beat earnings expectations, due to robust demand for the iPhone 7 and Mac computers. In addition, management announced great momentum in its services division, which includes the App Store, iCloud and Apple Care. Apple’s services generate $25 billion in annual sales. While they are a fraction of the company’s total revenue of $215 billion, services are more valuable, due to their high margins and predictable growth.

Allergan, a pharmaceutical company best known for developing Botox, increased the Fund’s return by 46 basis points, as the stock jumped 13.8% from $210.01 to $238.92. The shares rose after the company reported better than expected earnings and provided an optimistic outlook for 2017. Allergan’s strong cash pay businesses and recently launched products – such as Vraylar, a drug used to treat schizophrenia – continue to drive growth. During the quarter, Allergan extended its dominance in the aesthetics market by acquiring Zeltiq for $2.5 billion. Zeltiq’s CoolSculpting system is the #1 non-invasive fat reduction procedure in the U.S.

Danaher is organized into four business units: life sciences, diagnostics, dental products and water infrastructure. Its stock rose 9.9% over the quarter, from $77.85 to $85.53 and contributed 40 basis points to the Fund’s return. Danaher’s life sciences and diagnostics segments had especially strong performance. We’re optimistic about Danaher’s long-term business prospects due to its DBS (Danaher Business Systems)

Parnassus Core Equity Fund as of March 31, 2017 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

management philosophy. The foundation of DBS is a belief in sustainable continuous improvement. This enables management to grow the company’s cash flows by improving its customer experience, while at the same time eliminating unnecessary costs. We think Danaher has a long runway to grow earnings, because DBS can be implemented in recent acquisitions, which currently represent over half of overall revenues.

Outlook and Strategy

The big news during the quarter was the beginning of Donald Trump’s presidency. As expected, the tenor of political discourse has changed dramatically since this transfer of power. Citizens on the left now find themselves in opposition to the President after eight years of Democratic control. At first glance, this “resistance” seems like it will be at least as vocal and persistent as was the conservative dissent during President Obama’s two terms.

For the first time since 2007, the Republicans now control both legislative houses along with the presidency. So far, the market seems to be looking kindly on Republican governance, with the S&P 500 up 13% from its Election Day eve closing price. We interpret this to mean that the market anticipates an expansion in corporate earnings will result from conservative

PARNASSUS FUNDS	Quarterly Report • Q1 2017

policies, since stock prices generally correlate with profit expectations. The most obvious boost to earnings would be from corporate tax cuts, something the White House and its Congressional allies appear keen on enacting.

Of course, there is no guarantee that Congress will pass a tax reform plan that’s acceptable to the White House. It’s highly unlikely that Democrats will collaborate with Trump, given his historically bad approval ratings, especially with moderate and liberal voters. This means that the Republican coalition will need to hold up far better for tax reform than it has done (so far) for repealing and replacing the Affordable Care Act.

Speaking of health care, we expect to see meaningful changes to the current system, even if it takes longer than initially expected. Getting rid of “Obamacare” was so central to Trump’s ascendency that it would shock us if he didn’t sign into law some version of “repeal and replace” before the 2018 mid-term elections. We’re closely watching how all of this unfolds, since health care represents almost 20% of our portfolio, making it the largest sector overweight in the Fund, relative to the S&P 500. Our holdings in this sector fall into two categories. They either develop and market novel therapies to address unmet health needs, or they attempt to reduce costs for patients.

We bought two stocks during the quarter. The first was San Francisco-based McKesson, the nation’s largest drug distributor. After hitting an all-time high of $240 in May of 2015, the stock tumbled down below $140 during the quarter, at which time we took our position. The reasons the stock went down include: a key customer loss due to M&A activity, drug price deflation and the repricing of certain existing contracts at less favorable terms.

While we agree that these short-term challenges are formidable, we believe that the stock’s low valuation and the company’s attractive cash flow generation provide solid support for the shares. As for the long-term, we think McKesson has terrific business prospects. The company has only two major competitors, it provides critical services that most likely will not be disintermediated, and it benefits from an aging population that will increasingly consume drugs. The company currently delivers one third of all prescription medications in North America and has plans to expand its global reach. Based on these factors, we’re excited that McKesson is now in the portfolio.

Our second new holding is Clorox, the owner of well-known household brands, including Glad, Kingsford and the eponymous liquid bleach. This Oakland-based company succeeds by maintaining #1 or #2 market shares in midsize categories, while avoiding categories dominated by strong, well-capitalized multinationals. Another positive is the company’s focus on innovation, which has contributed three percentage points (on average) to net sales growth in recent years. We think the company should continue to thrive for the long-term, by developing core brands, introducing line extensions and growing into adjacent categories.

We sold two stocks during the quarter, Applied Materials and Fortive. The former is a semiconductor capital equipment maker, and the latter is a diversified industrial company. These stocks were both winners for the Fund, and we sold them solely for valuation reasons. We’ll keep an eye on the stocks, as we may have an opportunity to invest in them again at better valuations.

The Fund’s top two sector overweights are Health Care and Consumer Staples. We reduced our exposure to Financials during the quarter, due to valuation. As a result, we are significantly underinvested in the financial sector relative to the S&P 500. The Fund’s other two significant underweights are Consumer Discretionary and Energy. Given these weightings, and other portfolio characteristics, we consider the Fund to be relatively defensively positioned as of quarter-end. This means that if the market corrects in the near-term, the portfolio should hold up better than the index. Conversely, if stocks continue moving up through the end of the year, our goal is to keep pace with the index or outperform it by a modest amount.

Thank you for investing in the Parnassus Core Equity Fund,

Todd C. Ahlsten Lead Portfolio Manager	Benjamin E. Allen Portfolio Manager

Quarterly Report • Q1 2017	PARNASSUS FUNDS

PARNASSUS ENDEAVOR FUND

Ticker: Investor Shares - PARWX

Ticker: Institutional Shares - PFPWX

As of March 31, 2017, the NAV of the Parnassus Endeavor Fund – Investor Shares was $34.35, so the total return for the quarter was 4.12%. This compares to 6.06% for the S&P 500 Index (“S&P 500”) and 5.47% for the Lipper Multi-Cap Core Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”). Normally, I would be delighted with a return of over 4% for the quarter, since this would mean a compound annual return of well over 16% for the year. In this case, though, we’re actually behind both the S&P 500 and the Lipper average. I think what happened is that some of the sectors that lagged last year are playing catch-up in the first quarter. Since we did so well last year, many of our stocks did not have to play catch-up, so their gains were more modest. Also, some of the positions we’ve taken are very undervalued, but they’ve stayed very undervalued in the first quarter. I’m hoping that some of these stocks will move much higher as the year progresses, but one can never be certain and the timing is always unpredictable.

Parnassus Endeavor Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for period ended March 31, 2017

Parnassus Endeavor Fund Investor Shares	25.48	14.60	16.52	12.73	0.97	0.95

Parnassus Endeavor Fund Institutional Shares	25.70	14.75	16.60	12.78	0.74	0.74

S&P 500 Index	17.15	10.35	13.28	7.50	NA	NA

Lipper Multi-Cap Core Average	15.84	7.23	11.55	6.29	NA	NA

The average annual total return for the Parnassus Endeavor Fund-Institutional Shares from commencement (April 30, 2015) was 13.04%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Endeavor Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2017, Parnassus Investments has contractually agreed to limit total operating expenses to 0.95% of net assets for the Parnassus Endeavor Fund-Investor Shares and to 0.83% of net assets for the Parnassus Endeavor Fund-Institutional Shares. This agreement will not be terminated prior to May 1, 2018, and may be continued indefinitely by the Adviser on a year-to-year basis.

Longer-term, we’re well ahead of both benchmarks. To the left is a table comparing the Parnassus Endeavor Fund with the S&P 500 and the Lipper average for the one-, three-, five- and ten-year periods. As you can see, we’re well ahead of both averages for all time periods. Of special note is the fact that the Parnassus Endeavor Fund is the best-performing of all multi-cap core funds for the three- and ten-year periods: #1 of 653 funds for three years and #1 of 375 funds for ten years.*

(*The Fund is #16 of 750 funds for one year and #8 of 577 funds for five years.)

Company Analysis

Three stocks hurt our performance the most, with each of them cutting 35 basis points or more from the Fund’s return. Five stocks boosted our return the most, adding 35 basis points or more to the value of the Fund’s return.

The one that hurt us the most was Perrigo, the leading producer of store-brand generic drugs, as its stock sank 20.2% from $83.23 to $66.39, cutting 93 basis points (a basis point is 1/100th of one percent) from the Fund’s return. The shares slumped after the company reported lower than expected 2017 earnings guidance. Perrigo continues to face declining prices for its prescription generic drugs, because of increased competition and a slow recovery for Omega, its European business. We added to our position during the quarter, because we think the stock is very undervalued and earnings should move higher.

Qualcomm, a major provider of software and semiconductors used in mobile devices, sliced 56 basis points off the Fund’s return, as its stock dropped 12.1% from $65.20 to $57.34. The company has been facing more competition with

PARNASSUS FUNDS	Quarterly Report • Q1 2017

its key products, and one of its biggest customers, Apple Computer, sued Qualcomm in a dispute over pricing. The stock is now on the bargain table, and we expect it to move higher, because of its unique portfolio of intellectual property and its acquisition of NXP, which gives it a key positon in self-driving cars.

Gilead, a biotechnology firm that makes therapies for HIV and hepatitis C (HCV), cut 36 basis points off the Fund’s return, as the stock sank 5.2% from $71.61 to $67.92. Because the company’s HCV therapy cured so many people, there is less demand for the drug, so earnings declined. The stock is now an absolute bargain, trading at only seven times earnings. We have been adding to our position, since the company has a strong balance sheet, plenty of cash and a proven record of innovation.

Micron Technology was the Fund’s best performer for the quarter, adding 136 basis points to the Fund’s return, as its stock soared 31.8% from $21.92 to $28.90. Micron makes two kinds of memory chips, DRAMs (dynamic random access memory chips) and NAND flash chips. Prices for both continued to climb higher, and the company expects its earnings to reach an all-time high next quarter. Memory chips are commodities, so prices are very volatile – rising much higher when demand increases and plunging when demand falls off. Because of industry consolidation and other factors, there has been less competition lately, so prices have held steady and even increased. Historically, the stock has been as volatile as the price of its chips, so we have to watch this stock carefully. We do, however, think there is more upside to this issue, given increased demand and limited supply. Micron has also reduced its costs and is qualifying its semiconductors for higher-value uses.

Pharmaceutical-maker Allergan increased the Fund’s return by 67 basis points, as the stock jumped 13.8% from $210 to $238.92. The shares rose, after the company reported better-than-expected earnings and provided an optimistic outlook for 2017.

Health-insurer Anthem, a member of the Blue Cross/Blue Shield family, gained 15.0%, going from $143.77 to $165.38 during the quarter, contributing 41 basis points to the Fund’s return. The stock rallied as investors became more positive on the outlook for the company’s individual business, which has suffered a dramatic reduction in profitability over the past few years because of the Affordable Care Act (ACA). While peers UnitedHealth, Aetna and Humana have almost exited the ACA’s health-insurance marketplace due to big losses, Anthem has remained, so the company has taken a socially responsible position.

Autodesk, the leading software-provider for architects, engineers and designers, rose 16.8% from $74.01 to $86.47, adding 39 basis points to the Fund’s return. The company reported improved earnings, driven by an acceleration in subscriber growth and strong expense management. Autodesk should continue its strong growth, as customers continue to adopt its cloud-based subscription offerings used by manufacturing and construction firms.

Parnassus Endeavor Fund as of March 31, 2017 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Apple soared 24.0% from $115.82 to $143.66, increasing the value to the Fund’s return by 35 basis points. The company exceeded earnings expectations, driven by healthy demand for the iPhone 7, Mac products and service offerings. Investors became even more bullish after Warren Buffett disclosed that he recently doubled his stake in Apple to more than $18 billion. This was very unusual for Buffett, since he usually avoids technology companies. Investors also looked ahead to the highly anticipated 10th anniversary iPhone, due to be released later this year.

Quarterly Report • Q1 2017	PARNASSUS FUNDS

Outlook and Strategy

I was surprised that the market moved higher after the election, and I was very surprised that the market kept going higher in the first quarter of this year. As shareholders, you can be happy that I don’t play my hunches in terms of market forecasting. If I did, the Parnassus Endeavor Fund would be all in cash right now, and we would have foregone the nice returns we’ve had since the election. Warren Buffett once said that it’s best to stick to your sphere of competence and not stray from it. That’s a great piece of advice.

In my case, I’m not much of a market forecaster, but I’ve been good at picking companies that are undervalued, that have good management and quality products and that are socially and environmentally responsible. This philosophy has worked very well over the 12 years of the Fund’s life.

Despite good performance, these past nine months have been a difficult time to manage the Parnassus Endeavor Fund. There are not many good stocks out there that are undervalued. In fact, the market seems not only fully-valued, but even over-valued. For example, the price/earnings ratio (“P/E ratio”) of the market usually stays around 15 to 16, but the S&P 500 is now trading at 21.2 times earnings. To return to normal, either the “E” (earnings) would have to move much higher, or the “P” (price) would have to move a lot lower. If that happens, I hope that it’s the former – and not the latter.

Given this situation, here’s what I’m trying to do. First, I’m sticking to our policy of investing only in undervalued stocks. I haven’t relaxed our standards to invest in companies that are not undervalued. What this means, though, is that we only have 27 stocks in the portfolio, when I would rather have about 40 to 45. This means that each position is bigger than usual.

When the market moves lower (and at some point, it will), I’m hoping that our value strategy will cause our portfolio to go down less than the market. As I indicated earlier, the P/E ratio of the S&P 500 is 21.2, but the P/E ratio of the stocks in the Parnassus Endeavor Fund is only 15.3, so that should provide some cushion in a downdraft.

On the positive side, the economy looks quite strong. Unemployment is down to around 5%, and GDP is growing at a modest, but steady pace. Most of the other important indicators are positive as well.

My main concern is that President Trump will do something stupid and plunge the economy into a recession. His ideas about building a wall to keep out the Mexicans or using protectionist policies against the Chinese and others make no sense at all. He seems to enjoy talking off the cuff, and this is not a good sign. I hope these are idle musings, and he will not carry out these policies.

A few of his ideas actually make economic sense. Rebuilding roads, bridges, dams and other parts of our national infrastructure is a good idea and would help the economy. Reducing the tax rate also makes a lot of sense, since America has the highest corporate tax rate in the industrialized world.

As we discovered over the course of the debate about the healthcare bill, the President has many constraints on his powers. People like Alexander Hamilton, James Madison and the other framers of our Constitution knew what they were doing, when they set up the checks and balances. I’m hoping that these limits on presidential power will prevent Trump from doing too many foolish things and plunging us into a recession.

While constitutional limits on the President’s power should help us, there’s something else that should help us even more. We live in a great country with a very strong economy that will be hard to damage. A culture of innovation, a strong financial system, the best universities in the world, a history of welcoming immigration and hard-working, imaginative American people are a winning combination. It will be hard to damage the powerhouse that is the American economy. Combine this with the rule of law and the economic freedom that we have, and I think we will come out fine in the long run despite the obstacles that we may find along the way.

Yours truly,

Jerome L. Dodson

Portfolio Manager

PARNASSUS FUNDS	Quarterly Report • Q1 2017

PARNASSUS MID CAP FUND

Ticker: Investor Shares - PARMX

Ticker: Institutional Shares - PFPMX

As of March 31, 2017, the NAV of the Parnassus Mid Cap Fund – Investor Shares was $30.41, so the total return for the quarter was 5.33%. This compares favorably to a gain of 5.15% for the Russell Midcap Index (the “Russell”) and 4.11% for the Lipper Mid-Cap Core Average, which represents the average mid-cap core fund followed by Lipper (the “Lipper average”).

Below is a table comparing the Parnassus Mid Cap Fund with the Russell and the Lipper average for the one-, three-, five- and ten-year periods. We’re pleased to report that the Fund beat its benchmarks in all but one of the periods listed below. The Fund is also ahead of its benchmarks since we assumed management of the strategy on October 1, 2008.

Parnassus Mid Cap Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for period ended March 31, 2017

Parnassus Mid Cap Fund Investor Shares	18.28	10.46	12.78	9.32	1.01	0.99

Parnassus Mid Cap Fund Institutional Shares	18.48	10.63	12.88	9.37	0.80	0.80

Russell Midcap Index	17.03	8.48	13.09	7.94	NA	NA

Lipper Mid-Cap Core Average	17.98	6.83	11.55	6.86	NA	NA

The average annual total return for the Parnassus Mid Cap Fund-Institutional Shares from commencement (April 30, 2015) was 10.44%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Mid Cap Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2017, Parnassus Investments has contractually agreed to limit total operating expenses to 0.99% of net assets for the Parnassus Mid Cap Fund-Investor Shares and to 0.85% of net assets for the Parnassus Mid Cap Fund-Institutional Shares. This agreement will not be terminated prior to May 1, 2018, and may be continued indefinitely by the Adviser on a year-to-year basis.

First Quarter Review

The Fund performed well this quarter, beating the Russell by 18 basis points (a basis point is 1/100th of one percent) and the Lipper average by 129 basis points. We’re especially proud that in the month of March, as the rally faded, the Fund gained 0.96%, while the Russell dropped 0.16%, and the Lipper average fell 0.30%.

The Fund benefitted from having an overweight position in the health care sector, because this sector was up over 12%, making it the Russell’s best-performing sector. The Fund’s underweight position in the energy sector also helped performance, because this sector fell over 6%, when every other Russell sector rose.

Our worst performer during the quarter was Perrigo, the leading producer of store-brand generic drugs. Even though we own a relatively small position in Perrigo, the stock sliced 32 basis points from the Fund’s return, as it dropped 20.2% from $83.23 to $66.39. The shares slumped after the company reported lower than expected 2017 earnings guidance. The company faced declining prices for its prescription generic drugs, due to increased competition and a slow recovery at Omega, Perrigo’s European business. We’re holding on to our position, because we believe that management can turn the company around and boost earnings.

Compass Minerals, one of the largest salt and fertilizer producers in North America, sank 13.4% from $78.35 to $67.85, subtracting 29 basis points from the Fund’s return. The stock slid after management provided a disappointing earnings outlook for 2017, due to bleak demand for its highway deicing salt resulting from the mild U.S. winter. Investor sentiment deteriorated further, as cold weather failed to materialize, raising additional concerns about elevated salt

Quarterly Report • Q1 2017	PARNASSUS FUNDS

inventories. Despite the recent headwinds, we like the stock’s attractive valuation and believe that the company will benefit from declining capital expenditures and growth opportunities in its plant nutrients segment.

First Horizon National, a Tennessee-based regional bank, dropped 7.6% during the quarter, from $20.01 to $18.50, subtracting 25 basis points from the Fund’s return. The stock dropped due to disappointing trading volumes in its fixed income trading business, as the sharp increase in interest rates gave customers pause. We added to our position as the stock fell, because we believe the lull in trading volumes is temporary, and earnings in their core banking business will grow as their loans reprice at higher rates.

The Fund’s biggest winner was KLA-Tencor, the dominant supplier of inspection equipment to semiconductor manufacturers. The stock added 63 basis points to the Fund’s return, as the shares soared 20.8% from $78.68 to $95.07. The company reported exceptional results, as shipments, revenue and earnings came in above management’s guidance range, and bookings reached an all-time high. Continued investment in new memory technology, like DRAM and 3D NAND, are driving the demand for the company’s wafer inspection tools and measurement solutions. Management expects to grow revenue faster than the overall wafer fabrication equipment market during 2017, as foundry customers accelerate equipment spending to facilitate the development of ten- and seven-nanometer semiconductor chips.

Medical device provider Teleflex climbed 20.2% from $161.15 to $193.73, increasing the Fund’s return by 63 basis points. Strong customer demand for Teleflex’s anesthesia and catheter products, particularly in the U.S., drove better than expected earnings results. Another highlight during the quarter was the completion of the acquisition of Vascular Solutions in an all-cash deal for $1.0 billion. Vascular Solutions offers an extensive portfolio of minimally invasive products for coronary and peripheral vascular diseases and surgery. We remain excited about the company’s long-term growth prospects, as it benefits from a robust pipeline of new products and additional restructuring efforts.

Cardinal Health, a leading drug distributor in the United States, added 40 basis points to the Fund’s return, as its stock rose 13.3% from $71.97 to $81.55. The company delivered better than expected earnings, driven by greater demand for its Cardinal Health branded products and specialty drugs. The stock moved higher after management and several peer companies signaled that the drug pricing environment is stabilizing, which should provide an improved backdrop for its generic drug distribution segment. We continue to like Cardinal’s longer-term

Parnassus Mid Cap Fund as of March 31, 2017 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

prospects, as the company benefits from strong demographic spending trends on prescription drugs, share gains in its Specialty Pharmaceutical segments and additional share repurchases.

Outlook and Strategy

The Russell marched to its sixth straight gain this quarter and has returned nearly 375% since the trough reached in March of 2009. This quarter’s jump came on the heels of the Russell’s robust 14% gain in 2016. The problem is that one of the most important drivers of stock performance is earnings growth, and earnings didn’t grow very much last year. Earnings are expected to rise 11% in 2017, but the stock market appears to be pricing in these high expectations.

Mid-cap stocks are relatively expensive, with the index trading at 18x forward earnings estimates, close to a ten-year high. Incrementally hawkish fiscal policy could also be a headwind, because the Fed is indicating that it will continue to raise interest rates throughout the year. Additionally, the market appears to be pricing in many of President Trump’s plans for relaxed financial and environmental regulations, ambitious corporate tax cuts and extensive infrastructure spending, but it’s unclear whether these plans will materialize.

PARNASSUS FUNDS	Quarterly Report • Q1 2017

We continue to position the Fund to outperform in the event of a downturn. As a by-product of our bottom-up process, the Fund currently has a 24% weighting in the less cyclical health care and consumer staples sectors. Only 14% of the Russell is in these two sectors. Our exposure to the cyclical financials, real estate and consumer discretionary sectors is 21% of the Fund, which is far below the Russell’s 39% weighting. We own more industrials stocks than the benchmark, which might seem like a risky bet, considering that companies in these sectors are typically cyclical. However, a large portion of our holdings in this sector are less cyclical business-service companies.

We recently bought shares in Clorox, a global manufacturer of consumer and professional products sold in more than 100 countries. Clorox has carved out a wide moat with its premium-priced brands, such as KC Masterpiece, Hidden Valley, Burt’s Bees and Formula 409. The stock recently underperformed due to margin pressure from commodity inflation and an unfavorable product mix, creating an attractive opportunity for us to initiate a core position in the stock. We believe Clorox has excellent long-term growth prospects, driven by its international growth opportunities and extensive pipeline of innovative consumer products.

We also initiated a position in Praxair, the largest industrial gas supplier in North America. With dominant market share in a highly-concentrated industry, Praxair produces atmospheric gases such as oxygen and nitrogen for the food and beverage, semiconductor, industrials and health care industries worldwide. Praxair has significant competitive advantages, because its services are vital to its customers’ operations, and switching costs are high. We believe Praxair’s prospects are bright, driven by highly recurring demand tied to long-term contracts, a healthy backlog, stable earnings growth and margin expansion opportunities.

We continue to own about 40 companies that we believe have compelling long-term risk-reward profiles. We do this by focusing on responsible, well-managed businesses that have growth prospects, competitive advantages and attractive valuations. We are confident that this strategy will lead to outperformance relative to our benchmarks over the long-term.

Thank you for your investment in the Parnassus Mid Cap Fund.

Yours truly,

Matthew D. Gershuny	Lori A. Keith
Lead Portfolio Manager	Portfolio Manager

Quarterly Report • Q1 2017	PARNASSUS FUNDS

PARNASSUS ASIA FUND

Ticker: Investor Shares - PAFSX

Ticker: Institutional Shares - PFPSX

As of March 31, 2017, the net asset value (“NAV”) of the Parnassus Asia Fund – Investor Shares was $17.83, resulting in a gain of 6.13% for the first quarter. This compares to a gain of 9.49% for the MSCI AC Asia Pacific Index (“MSCI Index”) and a gain of 9.84% for the Lipper Asia Pacific Region Average, which represents the average return of the Asia Pacific Region funds followed by Lipper (“Lipper average”). Typically, we would be pleased with a 6.13% return in one quarter, but we lagged both of our indexes due to the Fund’s underweight in emerging markets.

Below is a table comparing the Parnassus Asia Fund with the MSCI Index and the Lipper average over the past one- and three-year periods, and since inception. The Fund is trailing on a three-year basis, but made a strong comeback, up 23.91% last

Parnassus Asia Fund
Average Annual Total Returns (%)	One Year	Three Years	Since Inception on 4/30/13	Gross Expense Ratio	Net Expense Ratio
for period ended March 31, 2017

Parnassus Asia Fund Investor Shares	23.91	2.57	4.79	3.13	1.25

Parnassus Asia Fund Institutional Shares	24.10	2.74	NA	1.10	0.96

MSCI AC Asia Pacific Index	17.07	4.91	3.65	NA	NA

Lipper Asia Pacific Region Average	14.19	4.04	2.66	NA	NA

The average annual total return for the Parnassus Asia Fund-Institutional Shares from commencement (April 30, 2015) was 0.03%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Asia Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The MSCI AC Asia Pacific Index is an unmanaged index of Asian stock markets, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The Fund invests primarily in non-U.S. securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2017, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.25% of net assets for the Parnassus Asia Fund-Investor Shares and to 1.22% of net assets for the Parnassus Asia Fund-Institutional Shares. This agreement will not be terminated prior to May 1, 2018, and may be continued indefinitely by the Adviser on a year-to-year basis.

year, compared to 17.07% for the MSCI Index and 14.19% for the Lipper average. Looking at the long term, we have gained an average of 4.79% per year since inception, which is more than one percentage point per year ahead of the MSCI Index and more than two percentage points per year ahead of the Lipper average. This performance makes the Parnassus Asia Fund the fourth-best performing of all 45 Asia Pacific Region funds followed by Lipper.*

(*For the one- and three-year periods, the Fund was #2 out of 54 funds and #36 out of 45 funds, respectively.)

Company Analysis

The Parnassus Asia Fund’s underperformance during the first quarter was attributed to our developed market stocks, especially U.S. health care. In total, six companies contributed 50 basis points or more to the Fund’s return this quarter, while five subtracted 20 basis points or more from the return.

Our worst performer was Perrigo, the leading producer of store-brand generic drugs, as its stock sank 20.2% from $83.23 to $66.39, cutting 92 basis points (a basis point is 1/100th of one percent) from the Fund’s return. The shares slumped after the company reported lower than expected 2017 earnings guidance. The company continues to face declining prescription generic drug prices due to increased competition and a slow recovery by Omega, Perrigo’s European business. We added to our position during the quarter because we believe management can turn the company around, which should boost earnings and result in a higher share price.

The stock price of Asics Corp fell 19.3% from $19.93 to $16.09, clipping the Fund’s return by 62 basis points. Based in Japan, Asics is a global

PARNASSUS FUNDS	Quarterly Report • Q1 2017

sportswear company that sells athletic and casual apparel, and is best known for its ASICS running shoes, a trusted and preferred brand among serious runners. Amid a generally weak sporting goods market, the company suffered from inventory markdowns and heightened competition, especially from a resurgent Adidas. Strong sales in China and southeast Asia suggest Asics is still growing in key markets, providing a catalyst to lift the share price once inventories normalize.

Brambles decreased the Fund’s return by 54 basis points, as its stock price fell 20.0% from $8.92 to $7.14. The Australia-based company is the largest global operator of pallet and reusable plastic crate pooling services, with operations in over

50 countries around the world. Management downgraded its expectations for sales and profit growth, citing subdued demand, inventory destocking and higher lumber costs in North America. Elevated competition also pressured margins, sending the stock price lower. Longer term, we like Brambles’s dominant global scale and economic moat, so we added to our position in the quarter.

Qualcomm, a major provider of software and semiconductors used in mobile devices, hurt the Fund’s return by 46 basis points. The stock dropped after a series of regulatory setbacks – a U.S. FTC charge of violating antitrust laws and a lawsuit from key customer Apple – brought into question the long-term viability of Qualcomm’s licensing business model. Despite the legal headwinds, we view Qualcomm as undervalued. The company still holds a unique portfolio of market leading intellectual property and has a clear runway for growth with the upcoming NXP acquisition.

Gilead Sciences, the biotechnology firm that makes therapies for HIV and hepatitis C, subtracted 23 basis points from the Fund’s return, as its stock dropped 5.2% from $71.61 to $67.92. Fourth quarter 2016 results followed the trend of the past several quarters with continued sale declines in the company’s hepatitis C (HCV) drugs franchise. Investors were also disappointed with management’s 2017 guidance, which was well below expectations. The company is expecting HCV sales to fall because of lower new patient starts, continued pricing pressure, increased competition, and shorter duration of treatment. We are holding onto our investment, because we think that the stock is a bargain at the current valuation. Investors are becoming too pessimistic, and they are giving the company little credit for its strong cash flows, expanding HIV franchise, and its drug pipeline potential.

While our losers all hail from developed markets including Japan, Australia and the U.S., our winners gained from their exposure to favorable economic conditions in South Korea, China, Taiwan and Hong Kong. In each case, we did the painstaking work of purchasing shares when prices were low, so we could benefit from a later upturn.

The Parnassus Asia Fund’s best performer was Samsung Electronics, which contributed 82 basis points to the Fund’s return, as its stock

Parnassus Asia Fund as of March 31, 2017 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

surged 23.7%, from $1,489.45 to $1,842.82. The South Korean consumer electronics giant ranks #1 in sales of mobile phones and displays worldwide and #2 behind Intel in semiconductors. Samsung’s semiconductor business delivered record profits, driven mainly by strong memory prices and favorable exchange rates. Despite last year’s massive product recall and bribery allegations, data showed the bulk of Note 7 users intended to stay with Samsung, boding well for the company’s next smartphone launch. We trimmed our position given Samsung’s significant outperformance and increased valuation.

Alibaba Group added 79 basis points to the Fund’s return, as its stock price surged 22.8% from $87.81 to $107.83. Based in China, Alibaba is the world’s largest online and mobile commerce company by sales volume. Its major marketplaces – Taobao, Tmall and Juhuasuan – together generated gross merchandise volume of over half a trillion dollars last year, more

Quarterly Report • Q1 2017	PARNASSUS FUNDS

than Amazon and eBay combined. The company again experienced strong growth driven by core e-commerce and cloud computing services. Acceleration in the number of active mobile users and continued traction in Alibaba’s fight to gain market share in online video gave investors confidence that management is executing successfully on its long-term strategy.

Topcon Corporation increased the Fund’s return by 65 basis points, as its stock price climbed 19.4% from $15.00 to $17.91. The Japanese company is a leading manufacturer of high-precision equipment used globally in the infrastructure, agriculture and healthcare industries. The company’s largest segment, Topcon Positioning, sells products and systems that rely on GPS to make farming and construction work cheaper and easier using automation and data. Sales in this segment doubled compared to last year due to robust growth in IT-assisted construction in North America, Europe and India. At the same time, a multi-year downturn in crop prices finally began to abate, helping sales at Topcon’s agriculture business return to growth.

Chailease, a leading provider of financial services to small and medium enterprises in Taiwan and China, boosted the Fund’s return by 61 basis points, as its stock rallied 37.7% from $1.69 to $2.33. Improved asset quality and lower credit costs in China drove the stock higher, a result of years of careful customer selection and conservative portfolio growth. The company continues to penetrate niche markets by leveraging its specialized knowhow, for example by expanding its solar power plant portfolio, already the largest in Taiwan.

The stock price of OMRON Corporation leapt 15.0% from $38.21 to $43.94, enhancing the Fund’s return by 58 basis points. Omron is a

Parnassus Asia Fund as of March 31, 2017 (percentage of net assets)

Parnassus considers companies that do a substantial amount of business in Asia to be Asian companies.

Japanese specialty manufacturer of sensing and control equipment. Their main products include factory automation devices, electronic and automotive components, and blood pressure monitors. The stock surged, when the company reported that its industrial and automotive businesses grew faster than planned, especially in China and Asia. Management also revised profit targets higher, due to product cost curbs enacted in earlier quarters. We like Omron’s systematic focus on returns and believe its corporate governance is among the best practices in Japan.

Hang Lung Properties raised the Fund’s return by 57 basis points, as its stock price soared 23.3% from $2.11 to $2.60. Based in Hong Kong, Hang Lung Properties invests in and manages high-end shopping malls and office buildings in both Hong Kong and China. After several years of retail sales contraction, management reported solid signs of stabilization in tenant sales, especially in Shanghai, as well as rental revenue growth that reversed a negative trend. The conservatively managed company continually upgrades its properties, making it a key beneficiary of luxury consumption returning to China.

Outlook and Strategy

Asian stocks staged a significant rally at the start of 2017. The positive trend was powered by emerging market countries, led by strong performances of stocks in South Korea, India and China. Developed market stocks also ended the quarter higher, but by a more modest amount, so Japanese and U.S. stocks were the relative underperformers. The Parnassus Asia Fund is underweight in China and South Korea and has a very small investment in India, which we think is expensive. This positioning, plus our allocations to several U.S. stocks mentioned above, hurt the Fund’s relative performance. However, our underweight in Japan kept us out of a lagging market, contributing to the Fund’s positive 6.13% return.

Stock markets in China are characterized by dramatic swings. Prices fell following the U.S. presidential election, as investors worried that Trump would push thorough protectionist policies, label China a currency manipulator and instigate retaliatory trade wars. Yet, none of the worst-case scenarios have materialized. Instead, government stimulus helped Chinese factory activity hit a five-year high in March, sending Chinese stocks up 12.93% for the first quarter.

PARNASSUS FUNDS	Quarterly Report • Q1 2017

Similarly, few people would have expected South Korea to be last period’s market darling. Former President Park was impeached following a wide-ranging corruption investigation. Objecting to Korea’s plan for a U.S. missile defense system, the Chinese government cut off tourism to Korea and abruptly shut down Korean businesses in China. North Korean missile tests continue on a regular basis. To top it off, Samsung’s de facto leader was charged with bribery, embezzlement and perjury, a situation we are monitoring closely. Despite all this, the Korean market was up 16.90%, and Samsung’s stock has performed well.

Emerging markets are outperforming, because stock valuations there are inexpensive in relation to those in developed markets. Currency effects also have a large impact. When the U.S. dollar depreciates, foreign currencies gain, translating to higher returns for a U.S.-based investor. Although emerging markets have raced ahead, the sustainability of this trend is uncertain. At some point, the specter of slow growth, excessive debt and capital flight will revisit China, darkening the outlook for its neighboring countries. Rather than jumping from country to country chasing returns, we strive to maintain a well-diversified portfolio of quality stocks purchased at a steep discount. In this way, we believe the Fund, held over time, should generate attractive, risk-adjusted returns for our shareholders.

Thank you for your continued trust and investment in the Parnassus Asia Fund.

Yours truly,

Jerome L. Dodson Lead Portfolio Manager	Billy J. Hwan Portfolio Manager

Quarterly Report • Q1 2017	PARNASSUS FUNDS

PARNASSUS FIXED INCOME FUND

Ticker: Investor Shares - PRFIX

Ticker: Institutional Shares - PFPLX

As of March 31, 2017, the NAV of the Parnassus Fixed Income Fund – Investor Shares was $16.50, and its gain for the quarter was 1.05% (including dividends). This compares to a gains of 0.82% for the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate Index”) and 0.95% for the Lipper Core Bond Fund Average, which represents the average return of the funds followed by Lipper that invest at least 85% of assets in domestic investment-grade bonds (“Lipper average”).

Below is a table comparing the performance of the Fund with that of the Barclays Aggregate Index and the Lipper average. Average annual total returns are for the one-, three-, five- and ten-year periods. For March 31, the 30-day subsidized SEC yield was 2.22%, and the unsubsidized SEC yield was 2.10%.

Parnassus Fixed Income Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for period ended March 31, 2017

Parnassus Fixed Income Fund Investor Shares	1.12	2.25	1.76	3.69	0.80	0.68

Parnassus Fixed Income Fund Institutional Shares	1.38	2.38	1.83	3.73	0.50	0.49

Bloomberg Barclays U.S. Aggregate Bond Index	0.44	2.68	2.33	4.27	NA	NA

Lipper Core Bond Funds Average	1.31	2.33	2.36	3.89	NA	NA

The average annual total return for the Parnassus Fixed Income Fund-Institutional Shares from commencement (April 30, 2015) was 1.75%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Fixed Income Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as the Barclays U.S. Aggregate Bond Index) is an unmanaged index of bonds, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2017, Parnassus Investments has contractually agreed to limit total operating expenses to 0.68% of net assets for the Parnassus Fixed Income Fund-Investor Shares and to 0.58% of net assets for the Parnassus Fixed Income Fund-Institutional Shares. This agreement will not be terminated prior to May 1, 2018, and may be continued indefinitely by the Adviser on a year-to-year basis.

First Quarter Review

The Parnassus Fixed Income Fund – Investor Shares outperformed the Barclays Aggregate Index in the quarter, driven by gains in its corporate bond portfolio. Robust economic data boosted investors’ expectations that corporations will be able to grow both revenues and profits in the future, making corporate bonds an attractive investment. The Parnassus Fixed Income Fund has a strategic overweight position in corporate bonds, with an allocation of 62.51% versus the Index at 25.56%.

Convertible bonds issued by Allergan were the top contributor to performance in the quarter, gaining 11.45% and adding 13 basis points to the total return. Allergan, a pharmaceutical company best known for Botox, reported better than expected earnings and provided an optimistic outlook for 2017. The company’s strong cash-pay businesses and recently launched products – such as Vraylar, a drug used to treat schizophrenia – continue to drive growth. Convertible bonds track the value of the stock, and so the bonds rallied significantly on the positive news.

Juniper Networks’ bonds also performed well in the quarter, rising 2.55% and adding five basis points to the total return. Juniper reported strong earnings during the quarter, despite some weakness in its core markets. Additionally, the company’s founder resigned from his position as Chief Technology Officer (CTO). Several recent stumbles have come from weak products, so investors believe a new CTO will be positive for the company.

Finally, bonds issued by Micron Technologies added five basis points to the total return. We purchased the bonds last year on expectations that prices for Micron’s main product, dynamic

PARNASSUS FUNDS	Quarterly Report • Q1 2017

random access memory chips (DRAM), would improve. DRAM prices did improve substantially, boosting the company’s profits as well. The bonds had a terrific run over that time, rising 26.69%, but we believed they reached full valued and therefore sold the position in the quarter.

The worst-performing bonds in the quarter were two mortgage pools: one consisting of multifamily properties and the other of single-family homes. Rising interest rates dampened the return of mortgage pools overall, and these two were particularly impacted. A pool of single-family mortgages issued by Fannie Mae, FN AL0393, shaved two basis points from the total return.

The bond declined 5.09% from our purchase price as homeowners prepaid and refinanced their mortgages faster than originally expected. We sold the bond in the quarter to help fund our increased exposure to corporate bonds.

The pool consisting of multifamily buildings issued by Freddie Mac, FHLMC K-029 A1, removed one basis point from the total return and declined 0.43% in the quarter. The bond was negatively impacted by market sentiment, but we expect it to recover over the coming quarters.

Outlook and Strategy

The allocation to corporate bonds continued to increase this quarter, rising from about 55% at the end of 2016 to over 60% at the end of March. This means that the Fund has more than twice the Index’s allocation to corporate bonds. We think there are a number of benefits to a corporate bond-focused fund, and we saw some of those benefits in the quarter.

First, corporate bonds have a higher yield than either Treasury bonds or mortgages. Not only do investors benefit from the higher yield, but the bonds generally perform better in volatile interest rate environments. Second, a portfolio that focuses on corporate bonds better utilizes the strength of our research team. The Fund held bonds issued by 49 companies in the second quarter and, of those, 34 were also represented in our equity funds. This means that the Parnassus Fixed Income Fund benefits from our analyst team’s deep company and industry knowledge, and their relationships with management teams.

A portfolio with a focus on corporate bonds also strengthens the Fund’s ESG positioning. While we can filter out mortgages with concerning attributes, none will have ESG positives. Every corporation we support through owning its bonds has positive ESG attributes, and we have an opportunity to engage with management on important issues alongside our equity colleagues.

Parnassus Fixed Income Fund as of March 31, 2017 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

We are excited about the changes to the Fund in the quarter and expect that the focus on corporate bonds will continue to benefit shareholders for many years to come.

Thank you for your investment in the Parnassus Fixed Income Fund.

Samantha D. Palm

Portfolio Manager

Quarterly Report • Q1 2017	PARNASSUS FUNDS

Responsible Investing Notes

By Milton Moskowitz

IBM, now one of the largest holdings of the Parnassus Endeavor Fund, is about to go on a hiring binge. Flying into Washington, DC, for a meeting with President Donald Trump, IBM’s CEO, Ginni Rometty, announced plans to hire 25,000 new employees in Africa over the next five years. That was in addition to new hires of 25,000 in the U.S. over the same period. The San Jose Mercury News, which has its ears close to the ground in Silicon Valley, has recently reported a series of layoffs at the tech giant. IBM’s workforce is pegged at more than 400,000. The largest number are in India; by 2022 it will be in Africa. The company promises that every employee will have the opportunity to be retrained in a “free cloud-based learning” program.

This constitutes a new chapter in a corporate history going back to 1911 when IBM was a producer of electrical punch cards for accounting systems. For many years its name was synonymous with computers. Most people don’t realize that the Watson who solves problems in IBM television commercials is the alter ego of IBM’s founder, Thomas J. Watson. IBM reigned for many years as the leading philanthropist in American business. The company warned governors of Southern states that it would not open a plant in their area if they abided by Jim Crow practices. Only two U.S. corporations, IBM and Johnson & Johnson, have made an appearance on Working Mother’s list of the best companies for working mothers every year since its inception in 1985. And of course, nearly five years ago IBM became one of the handful of Fortune 500 companies to have a woman in the CEO’s seat when it named Rometty to that position.

Another old-timer (founded in 1850), American Express is engaged in a slugfest with other credit card issuers and pays particular attention to making employees feel they are working for a very special company. Kenneth Chenault, an African American, has been CEO since 2001. The company has been on the Working Mother list of best companies for 25 years. Nearly 60% of employees are women and 47% are managers or top executives. This representation is similar north of the border, where Amex has been named one of Canada’s best diversity employers for the second year in a row. Helping to maintain this reputation are the active presence of nine employee networks. Also worthy of mention is Amex’s support of Leadership Academies, whose purpose is to develop professional managers for nonprofits. Almost everyone believes this is a desperate need. American Express has worked with 11 partners to mount 90 development sessions in the United States, the United Kingdom, India, Japan, Mexico, China, Senegal and Kenya. More than 3,000 leaders have emerged from these classes...Deere & Company, a leading maker of tractors and other agricultural equipment, reported that employees increased by more than 50% the number of volunteer hours they recorded in service to communities where the company operates. The worldwide total came to 158,000 hours in 2016, up from 104,000 hours in 2015. Helping to swell the giving was a new Deere initiative, “Serving Our Communities,” which signed up 5,300 employees at 40 locations. They packaged meals, collected cans of cooking oil and planted gardens. The John Deere Foundation chimed in with grants totaling $31 million...Whole Foods Market became the first national retailer (436 stores in 42 states) to adopt stringent standards on the handling of canned tuna in its supermarkets. For example, the new rules mandate that all canned tuna must come from fisheries using pole-and-line, troll, or handline catch methods. This means buying tuna that has been caught one-by-one, not in huge nets and traps. It’s slower but more sustainable.

Customers of PG&E are getting mixed signals from the nation’s largest gas and electric utility. On the one hand, the company is using expensive commercial TV time to highlight the way employees feel about their work. These videos use actual employees, not actors, so they have a ring of authenticity. Their homilies point out that they live in the area too and are dedicated to helping their neighbors. On the other hand, PG&E has been running a series of print ads apologizing for a ruptured pipeline in the San Francisco suburb of San Bruno. The resulting explosion killed eight people. In full page ads, PG&E informed readers that it was convicted in federal court on six felony charges, fined $3 million and placed under five years of probation. The ad went on to say:

PG&E failed. We failed the families and community of

San Bruno. For this, we are deeply sorry and we will work

hard every day to make sure this never happens again.

The advertisement went on to detail eight steps the company was taking to prevent a recurrence.

PARNASSUS FUNDS	Quarterly Report • Q1 2017

It was a heart-warming apology but what it did not disclose is that an apology to the public was mandated in the settlement. So this was like those anti-smoking ads you see sometimes from tobacco companies.

Boston-based Fidelity Investments and San Francisco-based Charles Schwab squared off one another in a fight over pricing – and the winner was the individual investor. Fidelity started it by announcing it was reducing commission on trades from $7.95 to $4.95. Schwab reacted within hours to match that price. Fidelity also said that it was offering early retirement packages to 3,000 employees, primarily older ones. You need to be at least 55 years old to take advantage of the offer.

Of all the figures I looked at to do this column, the one that surprised me the most was percentage of Americans who own stocks. Every three years the Federal Reserve conducts a Survey of Consumer Finances, interviewing at some 7,000 families. The most recent survey was done in 2013, which means the Fed is running one year late. But the 2013 survey shows that the percentage of Americans who own stocks directly is 14%. And the families who rank in the top 10 percent of the income scale own 81% of all stock. Not exactly a rousing vote of confidence in Wall Street.

Milton Moskowitz, a West Coast journalist, co-founded the Fortune magazine list, “The 100 Best Companies to Work for,” and the Working Mother magazine list, “The 100 Best Companies for Working Mothers.” Mr. Moskowitz serves as a consultant to Parnassus Investments in evaluating companies for workplace issues and responsible investing. Neither Fortune magazine, nor Working Mother magazine has any role in the management of the Parnassus Funds, and there is no affiliation between Parnassus Investments and either publication.

Quarterly Report • Q1 2017	PARNASSUS FUNDS

PARNASSUS FUND

Portfolio of Investments as of March 31, 2017 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets

Motorola Solutions Inc.	500,000	43,110,000	4.4%
Allergan plc	177,000	42,288,840	4.3%
International Business Machines Corp.	235,000	40,922,900	4.3%
Gilead Sciences Inc.	601,000	40,819,920	4.2%
Charles Schwab Corp.	900,000	36,729,000	3.8%
Praxair Inc.	285,000	33,801,000	3.5%
Progressive Corp.	850,000	33,303,000	3.5%
Patterson Companies Inc.	654,584	29,606,834	3.1%
Potash Corporation of Saskatchewan Inc.	1,700,000	29,036,000	3.0%
Pentair plc	460,000	28,878,800	3.0%
Thomson Reuters Corp.	660,000	28,531,800	3.0%
Wells Fargo & Co.	500,000	27,830,000	2.9%
Intel Corp.	745,000	26,872,150	2.8%
Capital One Financial Corp.	300,000	25,998,000	2.7%
Axalta Coating Systems Ltd.	800,000	25,760,000	2.7%
Alphabet Inc., Class A	30,000	25,434,000	2.6%
McKesson Corp.	168,000	24,907,680	2.6%
Alliance Data Systems Corp.	100,000	24,900,000	2.6%
Mondelez International Inc., Class A	575,000	24,771,000	2.6%
FedEx Corp.	125,000	24,393,750	2.5%
KLA-Tencor Corporation	255,000	24,242,850	2.5%
Cognizant Technology Solutions Corp.	400,000	23,808,000	2.5%
Novartis AG (ADR)	285,000	21,166,950	2.2%
Ciena Corp.	800,000	18,888,000	2.0%
Redwood Trust Inc.	1,100,000	18,271,000	1.9%
Essent Group Ltd.	500,000	18,085,000	1.9%
Air Lease Corp.	460,000	17,825,000	1.9%
Trimble Inc.	550,000	17,605,500	1.8%
Whole Foods Market Inc.	575,000	17,089,000	1.8%
eBay Inc.	505,000	16,952,850	1.8%
Expeditors International of Washington Inc.	300,000	16,947,000	1.8%
First Horizon National Corp.	800,000	14,800,000	1.5%
Deere & Co.	128,000	13,934,080	1.4%
Belmond Ltd.	1,000,000	12,100,000	1.3%
PayPal Holdings Inc.	280,000	12,045,600	1.3%
CVS Health Corp.	106,000	8,321,000	0.9%
Micron Technology Inc.	100,000	2,890,000	0.3%

Total investment in equities		892,866,504	92.9%
Total short-term securities		75,346,684	7.8%

Other assets and liabilities		(6,938,850)	(0.7%)

Total net assets		961,274,338	100.0%

Net asset value as of March 31, 2017
Investor shares		$47.25
Institutional shares		$47.25

PARNASSUS FUNDS	Quarterly Report • Q1 2017

PARNASSUS CORE EQUITY FUND

Portfolio of Investments as of March 31, 2017 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets

Apple Inc.	5,043,067	724,487,005	4.8%
Gilead Sciences Inc.	10,663,184	724,243,457	4.8%
Danaher Corp.	8,054,887	688,934,485	4.4%
The Walt Disney Co.	5,415,101	614,018,302	4.0%
Intel Corp.	16,927,472	610,573,915	4.0%
Praxair Inc.	5,118,476	607,051,254	4.0%
Wells Fargo & Co.	10,594,806	589,706,902	3.9%
Allergan plc	2,254,956	538,754,088	3.5%
National Oilwell Varco Inc.	12,209,000	489,458,810	3.2%
Motorola Solutions Inc.	5,380,720	463,925,678	3.1%
VF Corp.	8,368,196	459,999,734	3.0%
United Parcel Service Inc., Class B	4,233,270	454,229,871	3.0%
CVS Health Corp.	5,727,468	449,606,238	3.0%
Pentair plc	7,019,000	440,652,820	2.9%
Mondelez International Inc., Class A	10,146,956	437,130,864	2.9%
Alphabet Inc., Class C	517,572	429,357,028	2.8%
McKesson Corp.	2,677,568	396,976,232	2.6%
Novartis AG (ADR)	5,134,288	381,323,570	2.5%
Charles Schwab Corp.	9,005,055	367,496,295	2.4%
PayPal Holdings Inc.	8,341,633	358,857,052	2.4%
Clorox Company	2,643,524	356,426,341	2.3%
Waste Management Inc.	4,741,000	345,713,720	2.3%
Verisk Analytics Inc.	4,163,959	337,863,633	2.2%
Mastercard Incorporated	2,969,000	333,923,430	2.2%
Iron Mountain Inc.	9,208,919	328,482,141	2.2%
MDU Resources Group Inc.	11,324,166	309,942,423	2.0%
Procter & Gamble Co.	3,423,000	307,556,550	2.0%
Thomson Reuters Corp.	6,528,265	282,216,896	1.9%
Sysco Corp.	5,379,409	279,298,915	1.8%
Alphabet Inc., Class A	314,000	266,209,200	1.8%
Patterson Companies Inc.	5,690,689	257,389,863	1.7%
Xylem Inc.	4,414,308	221,686,548	1.5%
KLA-Tencor Corporation	2,293,287	218,022,795	1.4%
McCormick & Co.	1,723,500	168,127,425	1.1%
Compass Minerals International Inc.	2,224,303	150,918,959	1.0%
WD-40 Co.	1,220,000	132,919,000	0.9%
Micron Technology Inc.	1,472,741	42,562,215	0.3%

Total investment in equities		14,566,043,654	95.8%
Total short-term securities		661,898,017	4.4%

Other assets and liabilities		(22,583,233)	(0.2%)

Total net assets		15,205,358,438	100.0%

Net asset value as of March 31, 2017
Investor shares		$40.89
Institutional shares		$40.95

Quarterly Report • Q1 2017	PARNASSUS FUNDS

PARNASSUS ENDEAVOR FUND

Portfolio of Investments as of March 31, 2017 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets

Gilead Sciences Inc.	4,700,000	319,224,000	8.2%
Micron Technology Inc.	6,800,000	196,520,000	5.1%
McKesson Corp.	1,250,000	185,325,000	4.8%
VF Corp.	3,300,000	181,401,000	4.7%
QUALCOMM Inc.	3,150,000	180,621,000	4.7%
Novartis AG (ADR)	2,400,000	178,248,000	4.6%
Allergan plc	700,000	167,244,000	4.3%
American Express Co.	2,100,000	166,131,000	4.3%
Whole Foods Market Inc.	5,500,000	163,460,000	4.2%
Intel Corp.	4,500,000	162,315,000	4.2%
Perrigo Co. plc	2,400,000	159,336,000	4.1%
International Business Machines Corp.	900,000	156,726,000	4.0%
Alphabet Inc., Class A	175,000	148,365,000	3.8%
Alliance Data Systems Corp.	525,000	130,725,000	3.4%
Autodesk Inc.	1,350,000	116,734,500	3.0%
Charles Schwab Corp.	2,750,000	112,227,500	2.9%
Wells Fargo & Co.	1,950,000	108,537,000	2.8%
Anthem Inc.	600,000	99,228,000	2.6%
Ciena Corp.	3,700,000	87,357,000	2.3%
Expeditors International of Washington Inc.	1,300,000	73,437,000	1.9%
Apple Inc.	400,000	57,464,000	1.5%
Cummins Inc.	350,000	52,920,000	1.4%
Capital One Financial Corp.	600,000	51,996,000	1.3%
Deere & Co.	250,000	27,215,000	0.7%
United Parcel Service Inc., Class B	200,000	21,460,000	0.6%
Applied Materials Inc.	500,000	19,450,000	0.5%
Lam Research Corp.	100,000	12,836,000	0.3%

Total investment in equities		3,336,503,000	86.2%
Total short-term securities		574,632,645	14.8%

Other assets and liabilities		(37,129,121)	(1.0%)

Total net assets		3,874,006,524	100.0%

Net asset value as of March 31, 2017
Investor shares		$34.35
Institutional shares		$34.39

PARNASSUS FUNDS	Quarterly Report • Q1 2017

PARNASSUS MID CAP FUND

Portfolio of Investments as of March 31, 2017 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets

Motorola Solutions Inc.	1,035,000	89,237,701	4.0%
Verisk Analytics Inc.	980,000	79,517,200	3.6%
First Horizon National Corp.	4,200,000	77,700,000	3.5%
Xylem Inc.	1,530,000	76,836,600	3.5%
Fiserv Inc.	650,000	74,951,500	3.4%
Patterson Companies Inc.	1,640,000	74,177,200	3.4%
Praxair Inc.	625,000	74,125,000	3.4%
Teleflex Inc.	380,000	73,617,400	3.3%
Iron Mountain Inc.	2,050,000	73,123,500	3.3%
Dentsply Sirona Inc.	1,110,000	69,308,400	3.1%
KLA-Tencor Corp.	725,000	68,925,750	3.1%
Shaw Communications Inc., Class B	3,275,000	67,858,000	3.1%
MDU Resources Group Inc.	2,425,000	66,372,250	3.0%
SEI Investments Co.	1,300,000	65,572,000	3.0%
VF Corp.	1,180,000	64,864,600	2.9%
Pentair plc	1,030,000	64,663,400	2.9%
The Clorox Company	475,000	64,044,250	2.9%
eBay Inc.	1,900,000	63,783,000	2.9%
Cardinal Health Inc.	765,000	62,385,750	2.8%
Fortive Corp.	985,000	59,316,700	2.7%
National Oilwell Varco Inc.	1,460,000	58,531,400	2.7%
McCormick & Co.	575,000	56,091,250	2.5%
Whole Foods Market Inc.	1,750,000	52,010,000	2.4%
Hanesbrands Inc.	2,400,000	49,824,000	2.3%
Equifax Inc.	335,000	45,807,900	2.1%
Compass Minerals International Inc.	646,930	43,894,200	2.0%
Ecolab Inc.	300,000	37,602,000	1.7%
Axalta Coating Systems Ltd.	1,125,000	36,225,000	1.6%
Charles Schwab Corp.	750,000	30,607,500	1.4%
WhiteWave Foods Co.	515,000	28,917,250	1.3%
Expeditors International of Washington Inc.	500,000	28,245,000	1.3%
Perrigo Co. plc	385,000	25,560,150	1.2%
Autodesk Inc.	275,000	23,779,250	1.1%
Northwest Natural Gas Co.	397,500	23,492,250	1.1%
Waste Management Inc.	321,500	23,443,780	1.1%
Micron Technology Inc.	790,000	22,831,000	1.0%
Sysco Corp.	395,000	20,508,400	0.9%
Thomson Reuters Corp.	450,000	19,453,500	0.9%
First American Financial Corp.	470,000	18,461,600	0.8%
Deere & Co.	120,000	13,063,200	0.6%
Applied Materials Inc.	127,500	4,959,750	0.2%

Total investment in equities		2,073,688,581	94.0%
Total short-term securities		136,421,338	6.2%

Other assets and liabilities		(3,359,673)	(0.2%)

Total net assets		2,206,750,246	100.0%

Net asset value as of March 31, 2017
Investor shares		$30.41
Institutional shares		$30.46

Quarterly Report • Q1 2017	PARNASSUS FUNDS

PARNASSUS ASIA FUND

Portfolio of Investments as of March 31, 2017 (unaudited)

Australia Equities	Shares	Market Value ($)	Percent of Net Assets

Brambles Ltd.	80,000	571,313	4.0%

Total investment in Australia equities		571,313	4.0%

China Equities

Alibaba Group Holding Ltd. (ADR)	5,000	539,150	3.7%
QUALCOMM Inc.	9,000	516,060	3.6%
Air Lease Corp.	8,000	310,000	2.2%
Expeditors International of Washington Inc.	4,000	225,960	1.6%
Apple Inc.	1,500	215,490	1.5%

Total investment in China equities		1,806,660	12.6%

Hong Kong Equities

SITC International Holdings Co., Ltd.	830,000	570,347	4.0%
Hang Lung Properties Ltd.	150,000	389,950	2.7%
Television Broadcasts Ltd.	70,000	282,828	2.0%
Lenovo Group Ltd.	400,000	263,681	1.8%
Greatview Aseptic Packaging Co., Ltd.	500,000	250,396	1.7%
China Minsheng Banking Corp., Ltd.	170,000	181,723	1.3%

Total investment in Hong Kong equities		1,938,925	13.5%

India Equities

Cognizant Technology Solutions Corp.	1,000	59,520	0.4%

Total investment in India equities		59,520	0.4%

Indonesia Equities

PT Bank Rakyat Indonesia (Persero)	250,000	243,713	1.7%
PT Asuransi Multi Artha Guna	3,741,500	137,501	1.0%

Total investment in Indonesia equities		381,214	2.7%

PARNASSUS FUNDS	Quarterly Report • Q1 2017

PARNASSUS ASIA FUND

Portfolio of Investments as of March 31, 2017 (unaudited) (continued)

Japan Equities	Shares	Market Value ($)	Percent of Net Assets

Rakuten Inc.	65,000	653,125	4.5%
OMRON Corp.	13,000	571,230	4.0%
Topcon Corp.	30,000	537,399	3.7%
Kakaku.com Inc.	30,000	409,565	2.8%
Asics Corp.	25,000	402,259	2.8%
KDDI Corp.	15,000	394,530	2.7%
SoftBank Group Corp.	5,000	354,592	2.5%
USS Co., Ltd.	20,000	334,985	2.3%
Shizuoka Bank Ltd.	40,000	326,211	2.3%

Total investment in Japan equities		3,983,896	27.6%

Philippines Equities

Manila Water Co.	340,000	208,593	1.4%

Total investment in Philippines equities		208,593	1.4%

Singapore Equities

M1 Ltd.	300,000	456,723	3.2%

Total investment in Singapore equities		456,723	3.2%

South Korea Equities

Samsung Electronics Co., Ltd.	300	552,846	3.8%

Total investment in South Korea equities		552,846	3.8%

Taiwan Equities

Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	10,000	328,400	2.3%
Chailease Holding Co., Ltd.	129,000	301,034	2.1%
Giant Manufacturing Co., Ltd.	50,000	295,512	2.0%
KLA-Tencor Corp.	3,000	285,210	2.0%

Total investment in Taiwan equities		1,210,156	8.4%

Thailand Equities

Advanced Info Service Public Co., Ltd.	40,000	207,217	1.4%

Total investment in Thailand equities		207,217	1.4%

Quarterly Report • Q1 2017	PARNASSUS FUNDS

United States Equities	Shares	Market Value ($)	Percent of Net Assets

Gilead Sciences Inc.	10,000	679,200	4.7%
Perrigo Co. plc	9,000	597,510	4.2%
National Oilwell Varco Inc.	12,000	481,080	3.3%
Keysight Technologies Inc.	8,000	289,120	2.0%

Total investment in United States equities		2,046,910	14.2%
Total investment in equities		13,423,973	93.2%
Total short-term securities		771,980	5.4%

Other assets and liabilities		210,026	1.4%

Total net assets		14,405,979	100.0%

Net asset value as of March 31, 2017
Investor shares		$17.83
Institutional shares		$17.92

PARNASSUS FUNDS	Quarterly Report • Q1 2017

PARNASSUS FIXED INCOME FUND

Portfolio of Investments as of March 31, 2017 (unaudited)

Preferred Stock	Interest Rate	Maturity Date	Shares	Market Value ($)	Percent of Net Assets

Allergan plc	5.50%	03/01/2018	2,900	2,464,362	1.1%

Total investment in preferred stock				2,464,362	1.1%

Commercial Mortgage-Backed Securities			Principal Amount ($)

JP Morgan Mortgage Trust Series 2011-C4, Class A3	4.11%	07/15/2046	1,412,330	1,444,207	0.6%
JP Morgan Mortgage Trust Series 2011-C4, Class A4	4.39%	07/15/2046	1,000,000	1,069,053	0.5%
UBS-Barclays Mortgage Trust Series 2012-C2, Class A3	3.06%	05/10/2063	1,000,000	1,019,489	0.5%
JP Morgan Mortgage Trust Series 2013-C13, Class A2	2.67%	01/15/2046	1,000,000	1,010,753	0.5%
FHLMC Multifamily Structured Pass Through Certificates K-029	2.84%	10/25/2022	746,384	761,984	0.3%

Total investment in commercial mortgage-backed securities				5,305,486	2.4%

Convertible Bonds

Intel Corp.	2.95%	12/15/2035	750,000	1,020,937	0.5%

Tota investment in convertible bonds				1,020,937	0.5%

Corporate Bonds

Novartis Capital Corp.	3.00%	11/20/2025	4,500,000	4,496,350	2.0%
VF Corp.	3.50%	09/01/2021	4,000,000	4,166,540	1.9%
Charles Schwab Corp.	3.45%	02/13/2026	4,000,000	4,085,000	1.8%
Masco Corp.	3.50%	04/01/2021	4,000,000	4,070,440	1.8%
Praxair Inc.	3.20%	01/30/2026	3,977,000	4,048,693	1.8%
Apple Inc.	2.85%	02/23/2023	4,000,000	4,037,848	1.8%
The Walt Disney Company	2.30%	02/12/2021	4,000,000	4,031,204	1.8%
Pentair Finance SA	3.15%	09/15/2022	4,050,000	4,021,707	1.8%
Starbucks Corp.	3.85%	10/01/2023	3,500,000	3,756,802	1.7%
Agilent Technologies Inc.	3.20%	10/01/2022	3,700,000	3,741,381	1.7%
KLA-Tencor Corp.	4.65%	11/01/2024	3,500,000	3,726,615	1.7%
Burlington Northern Santa Fe Corp.	3.85%	09/01/2023	3,500,000	3,706,567	1.7%
The Clorox Company	3.50%	12/15/2024	3,500,000	3,612,991	1.6%
Autodesk Inc.	4.38%	06/15/2025	3,200,000	3,297,514	1.5%
Altera Corp.	4.10%	11/15/2023	3,000,000	3,237,789	1.4%
Whole Foods Market Inc.	5.20%	12/03/2025	3,000,000	3,188,283	1.4%

Quarterly Report • Q1 2017	PARNASSUS FUNDS

Corporate Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)	Percent of Net Assets

Juniper Networks Inc.	4.50%	03/15/2024	3,000,000	3,146,085	1.4%
Nordstrom Inc.	4.00%	10/15/2021	3,000,000	3,122,841	1.4%
Applied Materials Inc.	2.63%	10/01/2020	3,000,000	3,046,704	1.4%
Comcast Corp.	3.38%	02/15/2025	3,000,000	3,038,136	1.4%
Costco Wholesale Corp.	2.25%	02/15/2022	3,000,000	2,990,436	1.3%
Progressive Corp.	6.70%	06/15/2037	3,000,000	2,962,500	1.3%
FedEx Corp.	2.70%	04/15/2023	3,000,000	2,953,038	1.3%
Microsoft Corp.	2.40%	08/08/2026	3,000,000	2,838,510	1.3%
Alphabet Inc.	2.00%	08/15/2026	3,000,000	2,769,294	1.2%
Iron Mountain Inc.	6.00%	08/15/2023	2,500,000	2,631,250	1.2%
Levi Strauss & Co.	5.00%	05/01/2025	2,500,000	2,563,000	1.1%
Hanesbrands Inc.	4.63%	05/15/2024	2,500,000	2,465,625	1.1%
WhiteWave Foods Co.	5.38%	10/01/2022	2,000,000	2,172,500	1.0%
Verisk Analytics Inc.	5.50%	06/15/2045	2,000,000	2,171,942	1.0%
Mastercard Inc.	3.38%	04/01/2024	2,000,000	2,068,148	0.9%
Waste Management Inc.	3.50%	05/15/2024	2,000,000	2,066,702	0.9%
Gilead Sciences Inc.	3.70%	04/01/2024	2,000,000	2,054,444	0.9%
Actavis Funding Scs.	3.45%	03/15/2022	2,000,000	2,042,156	0.9%
Wells Fargo & Co.	2.55%	12/07/2020	2,000,000	2,041,978	0.9%
Regency Centers LP	3.75%	06/15/2024	2,000,000	2,035,586	0.9%
Waste Management Inc.	2.90%	09/15/2022	2,000,000	2,034,460	0.9%
CVS Health Corp.	2.80%	07/20/2020	2,000,000	2,033,516	0.9%
Cardinal Health Inc.	3.50%	11/15/2024	2,000,000	2,032,446	0.9%
Procter & Gamble Co.	2.30%	02/06/2022	2,000,000	2,012,164	0.9%
Wells Fargo & Co.	4.10%	06/03/2026	2,000,000	2,010,142	0.9%
United Parcel Service	2.45%	10/01/2022	2,000,000	2,004,798	0.9%
CVS Health Corp.	3.38%	08/12/2024	2,000,000	2,002,450	0.9%
John Deere Capital Corp.	1.13%	06/12/2017	2,000,000	1,999,806	0.9%
Mastercard Inc.	2.00%	11/21/2021	2,000,000	1,982,470	0.9%
Starbucks Corp.	2.45%	06/15/2026	2,000,000	1,916,282	0.9%
National Oilwell Varco Inc.	2.60%	12/01/2022	2,000,000	1,914,160	0.9%
Apple Inc.	4.38%	05/13/2045	1,500,000	1,536,764	0.7%
Southwest Air 07-1 Trust	6.15%	08/01/2022	1,273,533	1,407,254	0.6%
Nordstrom Inc.	6.25%	01/15/2018	1,100,000	1,140,794	0.5%
Cummins Inc.	3.65%	10/01/2023	600,000	627,857	0.3%
Hilton Worldwide Finance LLC	4.63%	04/01/2025	500,000	506,100	0.2%

Total investment in corporate bonds				139,568,062	62.4%

Federal Agency Mortgage-Backed Securities

Fannie Mae Pool AR3302	3.50%	01/01/2043	3,650,170	3,756,120	1.7%
Fannie Mae Pool AB4432	3.50%	02/01/2042	3,317,181	3,411,093	1.5%
Fannie Mae Pool AK2413	4.00%	02/01/2042	3,195,096	3,367,436	1.5%
Fannie Mae Pool AB5163	2.50%	05/01/2027	2,748,408	2,780,485	1.3%

PARNASSUS FUNDS	Quarterly Report • Q1 2017

PARNASSUS FIXED INCOME FUND

Portfolio of Investments as of March 31, 2017 (unaudited) (continued)

Federal Agency Mortgage-Backed Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)	Percent of Net Assets

Fannie Mae Pool AS7492	4.00%	07/01/2046	1,895,907	1,991,360	0.9%
Fannie Mae Pool BC5482	3.50%	03/01/2046	1,837,726	1,880,894	0.8%
Freddie Mac Pool Q36308	4.00%	09/01/2045	1,301,835	1,373,612	0.6%
Freddie Mac Pool C91754	4.50%	02/01/2034	1,174,657	1,266,486	0.6%
Fannie Mae Pool AS2502	4.00%	05/01/2044	1,125,078	1,188,232	0.5%
Fannie Mae Pool AQ2925	3.50%	01/01/2043	1,150,160	1,182,827	0.5%
Freddie Mac Pool V82155	4.00%	12/01/2045	1,102,496	1,161,047	0.5%
Ginnie Mae I Pool 778793	3.50%	01/15/2042	1,047,360	1,088,535	0.5%
Fannie Mae Pool AH7196	4.50%	03/01/2041	932,107	1,003,042	0.5%
Freddie Mac Pool G18521	3.50%	08/01/2029	922,291	962,881	0.4%
Fannie Mae Pool 890430	3.50%	07/01/2027	911,030	953,894	0.4%
Fannie Mae Pool AV0971	3.50%	08/01/2026	914,864	953,162	0.4%

Total investment in federal agency mortgage-backed securities				28,321,106	12.6%

Supranational Bonds

European Bank for Reconstruction & Development	1.63%	04/10/2018	4,000,000	3,996,536	1.8%

Total investment in supranational bonds				3,996,536	1.8%

U.S. Government Treasury Bonds

U.S. Treasury	2.75%	11/15/2023	4,000,000	4,141,408	1.9%
U.S. Treasury	2.25%	11/15/2024	4,000,000	3,990,156	1.8%
U.S. Treasury	0.63%	06/30/2017	3,000,000	2,998,593	1.3%
U.S. Treasury	0.88%	11/15/2017	3,000,000	2,998,593	1.3%
U.S. Treasury	1.75%	01/31/2023	3,000,000	2,944,335	1.3%
U.S. Treasury	2.75%	02/15/2024	2,000,000	2,069,532	0.9%
U.S. Treasury	2.50%	05/15/2024	2,000,000	2,035,860	0.9%
U.S. Treasury	0.88%	11/30/2017	2,000,000	1,998,516	0.9%
U.S. Treasury	2.13%	05/15/2025	2,000,000	1,969,844	0.9%
U.S. Treasury	1.63%	05/15/2026	2,000,000	1,876,016	0.8%
U.S. Treasury (TIPS)	1.75%	01/15/2028	1,158,940	1,310,466	0.6%
U.S. Treasury (TIPS)	0.63%	07/15/2021	1,077,250	1,117,361	0.5%

Quarterly Report • Q1 2017	PARNASSUS FUNDS

U.S. Government Treasury Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)	Percent of Net Assets

U.S. Treasury	0.13%	01/15/2022	1,072,720	1,080,766	0.5%
U.S. Treasury (TIPS)	0.38%	07/15/2025	1,023,830	1,026,447	0.5%

Total investment in U.S. government treasury bonds				31,557,893	14.1%
Total long-term investments				212,234,382	94.9%
Total short-term securities				12,798,885	5.7%

Other assets and liabilities				(1,364,419)	(0.6%)

Total net assets				223,668,848	100.0%

Net asset value as of March 31, 2017
Investor shares				$16.50
Institutional shares				$16.50

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